                               POWER OF ATTORNEY


     WHEREAS, BELL ATLANTIC - WASHINGTON, D.C., INC., a New York corporation (hereinafter referred to as the "Company"), will file with the Securities and Exchange Commission on or before March 31, 1996, an Annual Report on Form 10K pursuant to provisions of the Securities Exchange Act of 1934, as amended, and implementing regulations thereto; and

     WHEREAS, the undersigned is an officer or director, or both, of the Company as stated below;

     NOW THEREFORE, each of the undersigned hereby constitutes and appoints William M. Freeman and Sheila D. Shears and each of them, as attorneys for the purpose of executing and filing such Annual Report, and thereafter to execute and file any amended Annual Report or supplements to such report, hereby granting said attorneys full power to do all things necessary to be done as fully to all intents and purposes as if the undersigned were personally present, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, each of the undersigned has executed this power of attorney on the 14th day of March, 1996.



/s/ Sherry F. Bellamy                            /s/ Barbara L. Connor
-----------------------------                    ------------------------------
Sherry F. Bellamy                                Barbara L. Connor
Director, Vice-President                         Director
and Secretary




/s/ Diane B. Gongaware                           /s/ Marie C. Johns
------------------------------                   ------------------------------
Diane B. Gongaware                               Marie C. Johns
Director                                         Director



/s/ Glen N. Jones
------------------------------
Glen N. Jones
Director

                               POWER OF ATTORNEY


     WHEREAS, BELL ATLANTIC - WASHINGTON, D.C., INC., a New York corporation (hereinafter referred to as the "Company"), will file with the Securities and Exchange Commission on or before March 31, 1996, an Annual Report on Form 10K pursuant to provisions of the Securities Exchange Act of 1934, as amended, and implementing regulations thereto; and

     WHEREAS, the undersigned is an officer or director, or both, of the Company as stated below;

     NOW THEREFORE, the undersigned hereby constitutes and appoints Sheila D. Shears as attorney for the purpose of executing and filing such Annual Report, and thereafter to execute and file any amended Annual Report or supplements to such report, hereby granting said attorney full power to do all things necessary to be done as fully to all intents and purposes as if the undersigned were personally present, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney on the 18th day of March, 1996.



                                    /s/ William M. Freeman
                                    ------------------------------
                                    William M. Freeman
                                    Director, President and CEO